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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-88744; 33-88745; 33-88746) of NovaCare, Inc. of our report dated July 31, 1996 appearing on page 40 of this Form 10-K.

/s/  Price Waterhouse LLP
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PRICE WATERHOUSE LLP

Philadelphia, PA
September 23, 1996